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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                  FORM 8-K/A

                          AMENDMENT TO CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   December 4, 1998
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                                 GeoCities
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               (Exact name of registrant as specified in charter)


         Delaware                       333-56659               95-4515867
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(State or Other Jurisdiction           (Commission           (IRS Employer
  of Incorporation                     File Number)         Identification No.


4499 Glencoe Avenue, Marina del Rey, California 90292
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(Address of Principal Executive Offices with Zip Code)


(Registrant's Telephone Number, Including Area Code):   (310) 827-3700
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                                   Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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                                   AMENDMENT

          The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on December 18, 1998, as set forth in the pages attached hereto:

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:
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         The following financial statements and pro forma financial information are filed as a part of this report.

         (a)  Financial Statements of Business Acquired.  Starseed, Inc.

              Report of Independent Accountants (KPMG Peat Marwick LLP) (Exhibit 99.1)

              Balance Sheets at September 30, 1998 and 1997

              Statement of Operations for the year ended September 30, 1998, and the period October 8, 1996 (inception) to September 30, 1997 (Exhibit 99.1)

              Statements of Stockholders' Equity (Deficiency) for the year ended September 30, 1998, and the period October 8, 1996 (inception) to September 30, 1997 (Exhibit 99.1)

              Statements of Cash Flows for the year ended September 30, 1998, and the period October 8, 1996 (inception) to September 30, 1997 (Exhibit 99.1)

              Notes to Financial Statements (Exhibit 99.1)

         (b) Pro Forma Financial Information. GeoCities and Starseed, Inc. (on a consolidated basis)

              Unaudited Pro Forma Condensed Balance Sheet at September 30, 1998 (Exhibit 99.2)

              Unaudited Pro Forma Condensed Statement of Operations for the Nine Months Ended September 30, 1998 (Exhibit 99.2)

              Unaudited Pro Forma Condensed Statement of Operations for the Year Ended December 31, 1997 (Exhibit 99.2)

              Notes to the Unaudited Pro Forma Condensed Financial Statements (Exhibit 99.2)

         (c)  Exhibits.  See Index to Financial Statements

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GeoCities
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                                       (Registrant)


Dated:  February 16, 1999              By: /s/ Stephen L. Hansen
                                           -------------------------------
                                       Name:  Stephen L. Hansen

                                       Title: Chief Financial Officer and Chief
                                              Operating Officer

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